Exhibit 99.1

Advent Claymore Convertible Securities and Income Fund
c/o Advent Capital Management, LLC
1271 Avenue of the Americas, 45th Floor
New York, NY 10020

August 29, 2011

Karpus Management, Inc.
183 Sully's Trail
Pittsford, NY 14534
Attn: George W. Karpus

Gentlemen:

This letter constitutes the agreement (the "Agreement") between Advent Claymore Convertible Securities and Income Fund (the "Fund"), the Advent/Claymore Global Securities & Income Fund (the "Global Fund") and the Advent/Claymore Enhanced Growth and Income Fund (collectively, with the Fund and the Global Fund, the "Advent Funds"), Advent Capital Management, LLC ("ACM") and Karpus Management, Inc. d/b/a Karpus Investment Management and its affiliates ("Karpus").

1.
By execution of this Agreement, Karpus hereby withdraws its (i) nomination of an individual for election to the Fund's board of trustees (the "Board") at the Fund's 2011 annual meetings of shareholders (the "2011 Annual Meeting") and (ii) shareholder proposal to the Fund regarding converting the Fund to an open-end fund.

2.
At the 2011 Annual Meeting, Karpus will cause all Voting Securities (as defined below) of the Fund that it is entitled to vote at the 2011 Annual Meeting to be present for quorum purposes and to be voted at the 2011 Annual Meeting as recommended by the Board.

3.
If, two weeks prior to the date that the Fund intends to mail its proxy materials in connection with the Fund's regularly scheduled 2012 annual meeting of shareholders (the "2012 Annual Meeting"), the Fund has not (a) commenced a tender offer to repurchase all of its outstanding auction market preferred shares ("AMPS") at par value, (b) redeemed all of its AMPS at par, or (c) provided an irrevocable notice of redemption for all of its outstanding AMPS pursuant to such Fund's organizational documents governing the terms of such AMPS, then Karpus will be entitled to designate one individual (the "Designee") to be a trustee of the Fund to be elected by the Fund's preferred shareholders voting as a separate class, with such Designee to be included in the Fund's nominees for trustee at the 2012 Annual Meeting and to be recommended by the Board, provided, that, the Designee: (i) will be reasonably acceptable to the Board; provided that if a Designee is determined by the Board not to be reasonably acceptable, the Board will provide Karpus with a written statement of the reasons for such determination, whether because of personality, character, or qualifications; (ii) will comply with any requirements (including eligibility requirements) applicable to all non-management trustees of the Fund, other than any advance notice requirements that are or may be imposed on shareholders; (iii) will, prior to being included in the Fund's proxy statement in connection with the 2012 Annual Meeting, sign a conditional resignation, agreeing to resign as a trustee of the Fund at such time as all of the AMPS are redeemed, repurchased or otherwise cease to be outstanding; and (v) will, prior to being included in the Fund's proxy statement in connection with the 2012 Annual Meeting, enter into an agreement with the Fund regarding the matters contained in paragraph 5 hereof. The Board of the Fund will cooperate, in good faith, with Karpus to confirm that the Designee satisfies the requirements in clauses (i) and (ii) of the foregoing proviso.  The Fund will give Karpus 30 days notice of the date on which it intends to mail its proxy materials, and will notify Karpus, as promptly as practicable if the Fund's Board determines that the proposed Designee is not reasonably acceptable, together with the reasons for such determination, or does not meet the requirements applicable to all non-management trustees of the Fund, and, in such case, Karpus shall have the right to propose an additional person to be considered for election as the Designee in accordance with the provisions hereof.  For the avoidance of doubt, if all of the AMPS of any Fund are redeemed, cease to be outstanding or an irrevocable notice of redemption at par value of all of the AMPS of the Fund is provided after a Designee has been included as a nominee for election as a trustee in the Fund's proxy statement but prior to the Designee's election as a trustee, the Designee agrees to withdraw as a nominee for election as a trustee of the Fund.  The Fund is under no obligation to commence a tender offer for any of the AMPS or to redeem any of the AMPS pursuant to their terms and any redemption will be made only after a determination by the Board that such redemption is in the best interests of all of the Fund's shareholders.  If the Board decides to commence a tender offer for AMPS at a price that is less than par, and Karpus tenders, and the Fund accepts, substantially all of Karpus' AMPS by the date set forth in the first sentence of this paragraph, then Karpus will not be entitled to designate a Designee pursuant to this paragraph.  The Fund agrees that it will not commence a tender offer for AMPS that is combined with or related to a consent or proxy solicitation to make any changes in the designations of the AMPS that would reduce their value.

4.
Karpus agrees that, until the day after the Fund's 2014 annual meeting of shareholders (the "2014 Annual Meeting") it will not and will cause each of its principals, directors, stockholders, members, partners, officers, employees, agents and affiliates, not to, in any way, take any of the actions enumerated in sub sections (a)-(j), below; provided, however, that if the Fund: (i) fails to commence a tender offer to repurchase all of the AMPS at par value or more or fails to redeem all of the AMPS pursuant to their terms; and (ii) Karpus has not otherwise disposed of substantially all its shares in a tender offer at less than par value or otherwise, prior to the 2012 Annual Meeting then such restrictions shall end on the day after the 2012 Annual Meeting:

	(a)	make, participate in or encourage any "solicitation" (as such term is used in the proxy rules of the Securities and Exchange Commission (the

"SEC")) of proxies with respect to the election or removal of trustees of the Advent Funds or any other matter or proposal to be voted on by the Advent Funds' shareholders; or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities of the Advent Funds;

(b)
initiate, propose or otherwise "solicit" (as such term is used in the proxy rules of the SEC), directly or indirectly, shareholders of the Advent Funds for the approval of shareholder proposals, whether made pursuant to Rule 14a-4 or Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, or cause or encourage any Person to make or initiate any such shareholder proposal;

(c)
seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the board of trustees of any of the Advent Funds (the "Advent Boards") (other than a Designee, pursuant to paragraph 3 of this Agreement), or seek, alone or in concert with others, the removal of any member of the Advent Boards;

(d)
form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a "group" as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities of the Advent Funds, or deposit any Voting Securities of the Advent Funds into a voting trust, arrangement or agreement or subject any Voting Securities of the Advent Funds to any voting trust, arrangement or agreement;

(e)
act alone or in concert with others to (i) control or seek to control, or influence or seek to influence, the management, the Advent Boards or the policies of the Advent Funds (other than through a Designee, if appointed to the Board pursuant to paragraph 3 of this Agreement, acting in his or her capacity as a trustee of the Fund), (ii) make any public statement critical of the Advent Funds, its trustees, management, investment manager or investment advisor, (iii) seek, propose, or make any statement with respect to any transactions involving the Advent Funds of any nature whatsoever; or (iv) seek, propose, or make any statement with respect to any amendment or waiver of any of the organizational documents of the Advent Funds; provided, that this paragraph does not preclude Karpus from making any statements concerning the repurchase or redemption of the AMPS if the Fund has not provided notice of its intent to redeem all of the AMPS at par value pursuant to their terms by the 2012 Annual Meeting;

(f)
with respect to the Advent Funds or the Voting Securities of the Advent Funds, (i) otherwise communicate with any of the Advent Funds' shareholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act, (ii) participate in, or take any action pursuant to, any "shareholder access" rule (including any revised Rule 14a-11), or (iii) conduct any nonbinding referendum;

(g)
have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing as they relate to the Advent Funds, or make any investment in or enter into any arrangement or understanding or form a "group" with any other Person that engages, or offers or proposes to engage, in any of the foregoing as they relate to the Advent Funds;

(h)
make or disclose any statement, other than a confidential statement to the Advent Boards, regarding any intent, purpose, plan or proposal with respect to the Advent Boards, or the management, policies, affairs or assets, or Voting Securities of the Advent Funds or this Agreement that is inconsistent with the provisions of this Agreement, including, without limitation, any intent, purpose, plan or proposal that is conditioned on, or would require the waiver, amendment, nullification or invalidation of, any provision of this Agreement, or take any action that could require the Advent Funds to make any public disclosure relating to any such intent, purpose, plan, proposal or condition;

(i)
initiate or pursue any litigation or any regulatory action or proceeding against the Advent Funds; provided, that Karpus shall be able to enforce the terms of this Agreement and pursue litigation to enforce payment of any dividends that have accrued but not been paid by the Advent Funds or any other rights arising out of the failure to pay dividends or to enforce the right to receive payments in connection with redemption of securities by the Advent Funds; or

	(j)	take or seek to take, or cause or seek to cause or solicit others to take, any action inconsistent with any of the foregoing as they relate to the Advent Funds.

5.
In the event that a Designee becomes a trustee of the Fund, Karpus will use its best efforts to cause the Designee to comply with all written policies, codes, rules, standards and guidelines applicable to all members of the Board, including, without limitation, the Fund's Compliance Manual and the Compliance manual of the Fund's administrator.  Karpus agrees to keep, and to use its best efforts to cause the Designee to keep the contents of such policies confidential to the extent such policies, codes, rules, standards and guidelines are designated or kept confidential by the Fund. Karpus agrees to use its best efforts to cause the Designee, during the term of his or her service as a trustee of the Fund, to keep confidential and not publicly disclose discussions and matters considered in meetings of the Board and any committees of the Board, unless previously disclosed publicly by the Fund. Karpus will cause the Designee to submit to the Fund, not later than 15 business days prior to the Fund's intended mailing date of its definitive proxy statement for the 2012 Annual Meeting

(as so notified to Karpus by the Fund), a fully completed copy of the Fund's standard trustee & officer questionnaire.

6.
Notwithstanding anything to the contrary in this Agreement, the Designee, during the term of his or her service as a trustee of the Fund, will not be prohibited from acting in his or her capacity as a trustee and complying with his or her fiduciary duties as a trustee of the Fund, all in accordance with the agreement between the Fund and the Designee regarding the matters contained in paragraph 5 hereof.

7.
From the date hereof until the day following the date of the 2014 Annual Meeting, Karpus, the Advent Funds and ACM each agree that they will refrain from disparaging, impugning or taking any action reasonably likely to damage the reputation of the other party or the trustees or officers of Karpus, the Advent Funds, ACM or any other investment fund managed or advised by ACM. The foregoing language shall have no effect on a party's obligation to provide any compelled testimony or to produce information, either by legal process, subpoena, or as part of a response to a request for information from any governmental authority with jurisdiction over the party from whom information is sought.

8.
Karpus represents to ACM and the Advent Funds that (i) it is not an "affiliated person" or "an affiliated person of an affiliated person" of the Advent Funds within the meaning of the Investment Company Act of 1940, as amended, and (ii) Karpus' beneficial ownership of investment funds managed or advised by an "affiliated person" of ACM is listed on Annex A hereto.

9.
Each of the Advent Funds, ACM and Karpus acknowledges and agrees that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, the non-breaching party will be entitled to seek injunctive and other equitable relief, without proof of actual damages, that the breaching party will not plead in defense thereto that there would be an adequate remedy at law, and that the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

10.
All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be in writing and will be deemed validly given, made or served if (a) given by email, when such email is transmitted to the email address set forth below, or (b) if given by any other means, when delivered in person, by overnight courier or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested) as follows:

If to the Advent Funds or ACM:

Advent Claymore Convertible Securities and Income Fund
Advent/Claymore Global Securities & Income Fund
Advent/Claymore Enhanced Growth and Income Fund
c/o Advent Capital Management, LLC
1271 Avenue of the Americas, 45th Floor
New York, NY 10020
Attn:     Robert Schwartz
Phone:  212 482-7390
Email:    rschwartz@adventcap.com

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attn:     Philip H. Harris, Esq.
Phone:  (212) 735-3000
Email:    philip.harris@skadden.com

If to Karpus:

Karpus Management, Inc.
183 Sully's Trail
Pittsford, NY 14534
Attn:     George W. Karpus
Phone:  (585) 586-4680
Email:   george@karpus.com

With copies (which shall not constitute notice) to:

Gregory E. Keller
Chitwood Harley Harnes LLP
1350 Broadway, Suite 908
New York, NY 10018
Phone:  (404) 873-3900
Email:    gkeller@chitwoodlaw.com

11.
As used in this Agreement, (a) the term "Person" shall be shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become affiliates of any Person subsequent to the date of this Agreement; (c) the term "Voting Securities" shall mean any securities issued by an entity entitled to vote on any matter presented to shareholders at such entity's annual or special meeting of shareholders, including the election of directors, or securities convertible into, or exercisable or exchangeable for, such securities, whether or not subject to the passage of time or other contingencies; and (d) the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

12.
This Agreement may be executed by the parties hereto in separate counterparts (including by electronic transmission, fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

13.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.  The parties each consent to the jurisdiction of the Delaware Chancery Court for purposes of enforcement of this Agreement.  In addition, for purposes of any action arising with respect to this Agreement, Karpus, the Advent Funds and ACM each (a) irrevocably and unconditionally consents to the personal jurisdiction and venue of the federal or state courts located in Wilmington, Delaware; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it shall not bring any action relating to this Agreement or otherwise in any court other than the federal or state courts located in Wilmington, Delaware; and (d) irrevocably waives the right to trial by jury.

14.
This Agreement constitutes the only agreement between Karpus, ACM and the Advent Funds with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Any purported transfer without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

15.
If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

16.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

17.
Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

[Execution page follows.]

If the terms of this Agreement are in accordance with your understanding, please sign below, whereupon this Agreement shall constitute a binding agreement among us.

Very truly yours,

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

By:	/s/ Robert Schwartz
	Name:	Robert Schwartz
	Title:	Secretary

ADVENT/CLAYMORE GLOBAL SECURITIES & INCOME FUND

By:	/s/ Robert Schwartz
	Name:	Robert Schwartz
	Title:	Secretary

ADVENT/CLAYMORE ENHANCED GROWTH AND INCOME FUND

By:	/s/ Robert Schwartz
	Name:	Robert Schwartz
	Title:	Secretary

ADVENT CAPITAL MANAGEMENT, LLC

By:	/s/ Robert Schwartz
	Name:	Robert Schwartz
	Title:	General Counsel

  [Signature Pages to Letter Agreement]

Acknowledged and agreed to as of
the date first written above:

KARPUS MANAGEMENT, INC.

By:	/s/ George Karpus
	Name:	George W. Karpus
	Title:	President & CEO

[Signature Pages to Letter Agreement]